FINANCIAL DEBT	12 Months Ended
Dec. 31, 2018
Financial Debt
FINANCIAL DEBT
IN MILLIONS OF USD	31.12.2018	31.12.2017
Loans payable, related parties, short-term	51.4	80.7
Loans payable, related parties, long-term	492.6	520.4
Total	544.0	601.1

The loans payable received from related parties (refer to note 37) are denominated in USD or CAD. The weighted average interest rate for USD loans in 2018 was 5.9% (2017: 5.9%). The interest rate for CAD loans in 2018 was 2.3% (2017: 3.9%).

DETAILED CREDIT FACILITIES

Dufry negotiates and manages bank key credit facilities centrally and then provides group internal financing to its subsidiaries. Credit lines for guarantees are kept at local level. Hudson’s guarantee lines are with Credit Agricole and Bank of America.